Income Taxes	3 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
For the three months ended March 31, 2013 and 2012, we recorded an income tax provision (benefit) of approximately $(6.9) million and $0.3 million for effective tax rates of (4.2)% and 3.4%, respectively.

The change in tax provision (benefit) and the effective tax rate in the three months ended March 31, 2013 compared to the same period last year was primarily due to a change in deferred taxes related to the write down of certain intangibles and a change in the Greece income tax rate. Specifically, we realized a tax benefit of $4.2 million from the decrease in deferred tax liabilities related to acquired intangible assets that were impaired during the quarter. We also realized a tax benefit of $2.5 million related to an impairment of software development costs. The increase in the tax rate in Greece from 20% to 26% resulted in an income tax benefit for the quarter of $1.8 million.

As of March 31, 2013, the total unrecognized tax benefits of $17.1 million included approximately $6.9 million of unrecognized tax benefits that have been netted against the related deferred tax assets, and $10.2 million of unrecognized tax benefits that are reflected in other long term liabilities.

Our continuing practice is to recognize interest and penalties related to income tax matters as a component of income tax expense. We have approximately $2.3 million and $2.1 million of accrued interest and penalties as of March 31, 2013 and December 31, 2012, respectively.

We file income tax returns in various tax jurisdictions around the world. While we are not currently under audit in the major taxing jurisdictions in which we are subject to tax, the tax years 2008 to 2012 generally remain open to examination. However, we do not believe that the total amount of unrecognized tax benefits will significantly change within the next 12 months.